UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS High Income Plus Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.11%, 1.93%, 1.87% and .73% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.67%	6.87%	12.04%	6.64%
Class B	4.90%	6.05%	11.18%	5.83%
Class C	4.95%	6.06%	11.18%	5.82%
Institutional Class	6.03%	7.20%	12.44%	7.06%
Credit Suisse High Yield Index+	7.70%	7.14%	12.80%	6.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 7.50	$ 7.51	$ 7.51	$ 7.50
10/31/06	$ 7.67	$ 7.67	$ 7.67	$ 7.67
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .60	$ .53	$ .53	$ .62
October Income Dividend	$ .0493	$ .0445	$ .0450	$ .0518
SEC 30-day Yield as of 10/31/07++	7.42%	7.04%	7.10%	8.17%
Current Annualized Distribution Rate as of 10/31/07++	7.74%	6.98%	7.06%	8.13%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.28%, 6.89%, 6.96% and 7.95% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.60%, 6.83%, 6.92% and 7.91% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,092	$11,658	$16,861	$17,744
	Average annual total return	.92%	5.25%	11.01%	6.13%
Class B	Growth of $10,000	$10,196	$11,733	$16,889	$17,256
	Average annual total return	1.96%	5.47%	11.05%	5.83%
Class C	Growth of $10,000	$10,495	$11,932	$16,990	$17,240
	Average annual total return	4.95%	6.06%	11.18%	5.82%
Credit Suisse High Yield Index+	Growth of $10,000	$10,770	$12,298	$18,262	$17,869
	Average annual total return	7.70%	7.14%	12.80%	6.24%

The growth of $10,000 is cumulative.

* Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.
+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,060,300	$1,232,000	$1,796,900	$1,928,400
	Average annual total return	6.03%	7.20%	12.44%	7.06%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,077,000	$1,229,800	$1,826,200	$1,786,900
	Average annual total return	7.70%	7.14%	12.80%	6.24%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on March 16, 1998. Index returns began on March 31, 1998.
+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Institutional Class Lipper Rankings — High Current Yield Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	298	of	450	67
3-Year	79	of	378	21
5-Year	92	of	320	29

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.81% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

On July 10, 2006, the fund was reorganized from DWS High Income Plus Fund, a series of DWS Investments Trust (the "Predecessor Fund"), into DWS High Income Plus Fund, a newly created series of the DWS Advisor Funds. This change in the legal entity had no economic impact relative to accounting or tax. Performance shown prior to July 10, 2006 is derived from the historical performance of the Predecessor Fund.

Returns shown for Class S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/07
DWS High Income Plus Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	5.94%	7.14%	12.33%	6.92%
Credit Suisse High Yield Index+	7.70%	7.14%	12.80%	6.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 7.51
10/31/06	$ 7.67
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .61
October Income Dividend	$ .0478
SEC 30-day Yield as of 10/31/07++	7.74%
Current Annualized Distribution Rate as of 10/31/07++	7.49%
++ The SEC yield is net investment income per share earned over the month ended October 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.59%, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.34%, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — High Current Yield Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	313	of	450	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$10,594	$12,299	$17,884	$19,059
	Average annual total return	5.94%	7.14%	12.33%	6.92%
Credit Suisse High Yield Index+	Growth of $10,000	$10,770	$12,298	$18,262	$17,869
	Average annual total return	7.70%	7.14%	12.80%	6.24%

The growth of $10,000 is cumulative.

* Returns shown for Class S shares for the periods prior to its inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.
+ Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 992.90	$ 988.60	$ 990.10	$ 994.60	$ 994.50
Expenses Paid per $1,000*	$ 4.32	$ 8.47	$ 8.23	$ 3.82	$ 2.76
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,020.87	$ 1,016.69	$ 1,016.94	$ 1,021.37	$ 1,022.43
Expenses Paid per $1,000*	$ 4.38	$ 8.59	$ 8.34	$ 3.87	$ 2.80
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS High Income Plus Fund	.86%	1.69%	1.64%	.76%	.55%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS High Income Plus Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, Portfolio Manager Gary Sullivan discusses the recent market environment and DWS High Income Plus Fund's strategy during the 12-month period ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds delivered a positive performance during the past year. The asset class, as measured by the fund's benchmark, the Credit Suisse High Yield Index, produced a gain of 7.70%.1 In comparison, the broader bond market — as gauged by the Lehman Brothers US Aggregate Index — returned 5.38%.2 These numbers, while positive, obscure the fact that the bulk of the gains came in the first half of the period, during which the Credit Suisse Index gained 7.63%. This interval was marked by both solid fundamentals for the high-yield asset class as well as a high appetite for risk among investors.

1 Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market.
2 The Lehman Brothers US Aggregate Index is an unmanaged market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The second half of the annual period proved more challenging, however. Rising defaults in the subprime mortgage sector led to fears of a liquidity squeeze during July and August, shutting down most areas of the US credit market. The sharp increase in investors' risk aversion led to a sudden shortage of buyers, sending prices plummeting and yields soaring. July, in fact, marked the worst performance for high-yield in five years. New issuance came to a standstill as well, leading to the least active market since August of 2002. The extent of the downturn was reflected in the spike of the yield spread between high-yield bonds and US Treasuries. While the average spread during the past 12-month period was 353 basis points (3.53 percentage points), it ranged from a monthly average low of 271 basis points (2.71 percentage points) achieved during May to a high of 462 basis points during August.3

3 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to October 31, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

The market ultimately regained traction once the US Federal Reserve Board (the Fed) cut its fed funds target by a larger- than-expected half-point on September 18, 2007. The Fed cut rates again on the final day of the reporting period, this time by a quarter point. The shift in Fed policy resulted in an improvement in investor sentiment, a restoration of inflows from retail investors, and a revival of new issuance. The fund's benchmark, the Credit Suisse High Yield Index, rose 2.23% in September and 0.78% in October on the strength of this improved backdrop, helping it recover much of the ground it lost during the summer downturn.

Q: How did the fund perform?

A: The fund's Class A shares returned 5.67% during the 12 months ended October 31, 2007, trailing the 7.70% return of the benchmark and the 6.21% average return of the 450 funds in its Lipper peer group, High Current Yield Funds.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see page 4 through 10 for the performance of other share classes and more complete performance information.)

4 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: What individual securities helped and hurt performance?

A: Consistent with the fund's bottom-up approach, individual security selection was the primary driver of its return. A notable contribution to performance came from an underweight in housing/real estate development issues, an area of the market that underperformed.5 Specific contributors in this sector included our decisions to underweight Realogy Corp. and hold no exposure in Technical Olympic USA. Also aiding performance was the fund's position in Doral Financial Corp.*, a mortgage banker based in Puerto Rico, as well as our lack of exposure to Delphi Corp., which lagged the benchmark. Telenet*, a cable operator based in the Netherlands, added to returns due to the company's decision to make a tender offer — at a premium — for its outstanding debt. Other top contributors include Resorts International Ltd.*, whose bonds were called at a premium; the cable company IESY*; the aluminum rolled products producer Novelis Inc., whose bonds we elected to sell at a gain after the company was purchased by the Indian metals company Hindalco; and XM Satellite Radio, Inc.

* As of October 31, 2007, the positions were sold.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Key detractors included a position in Alliance Mortgage, a mortgage originator that filed for Chapter 11 bankruptcy due to a lack of bank funding, as well as an overweight in the homebuilder K. Hovanian Enterprises, Inc.*, whose bonds lost ground amid concerns about the US housing market. In addition, the fund was hurt by holding no positions in bonds issued by Adelphia, Calpine and Federal Mogul Corp., all of which outperformed. An underweight in Freeport-McMoRan Copper & Gold, Inc., whose finances gained a boost from the rising price of copper, was also a notable detractor.

* As of October 31, 2007, the positions were sold.

Q: Did the summer sell-off prompt you to make any changes to the fund?

A: We took advantage of the recent market downdraft to add to the fund's position in syndicated loans from issuers that we thought offered exceptional returns relative to the risk. These are loans, usually made at a variable rate that are extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We believe syndicated loans offer three key benefits: 1) a low correlation with other traditional fixed-income classes, making them a good source of diversification, 2) lower risk relative to high-yield bonds (because holders of syndicated loans will be paid first in the event of a bankruptcy) and 3) lower interest-rate sensitivity as a result of their variable rate nature. Believing selected issues offered an attractive value in the wake of the recent sell-off, we sought to capitalize by initiating new investments in this area.

The investment team intends to invest up to 20% of the fund's assets in equities. This change has not yet been implemented into the portfolio.

Q: What is your view on the high-yield market as a whole?

A: We believe the recent sell-off in high-yield bonds, despite its dramatic nature, was largely technical in nature rather than a result of weaker underlying fundamentals or rising defaults. As of October 31, 2007, Moody's 12-month rolling default rate stood at 1.27%, well below the historical average of 4.76% and lower than its 1.76% level of one year ago.6 This is largely a result of the fact that the steady rate of economic growth in the United States continues to lead to strong cash flows for high-yield issuers. In fact, we do not expect a meaningful increase in defaults until late 2008 or possibly 2009.

6 Source: Moody's Investors Service
Moody's Trailing 12-Month Default Rate (12/31/86-10/31/07)

Two-year periods ended December 31

Source: Moody's

We believe fundamentals remain positive — with low default rates, good corporate earnings results and solid global growth. In addition, interest rate cuts should help the US economy avoid a recession. We see high-yield bonds as being more fairly valued, and possibly undervalued, following the increase in yield spreads. The recent market volatility also should force long-overdue improvements in deal structures, such as the addition of better covenant protection.

Having said that, we remain cautious in our approach given the large new-issue calendar — which can negatively affect prices by increasing supply — and the increased volatility in equities. As a result, we anticipate a more risk-conscious environment in which the avoidance of downside in specific issues should prove critical to outperformance. We believe a bottom-up, research-driven strategy will prove essential to navigating this uncertain backdrop.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Corporate Bonds	92%	94%
Senior Bank Loans	6%	—
Cash Equivalents	2%	5%
Other Investments	—	1%
	100%	100%
Corporate Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/07	10/31/06

Consumer Discretionary	24%	26%
Financials	15%	13%
Industrials	13%	11%
Materials	12%	14%
Utilities	8%	9%
Energy	8%	9%
Telecommunication Services	7%	8%
Health Care	5%	2%
Information Technology	4%	4%
Consumer Staples	4%	3%
Sovereign Bonds	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	10/31/07	10/31/06

A*	—	2%
BBB	3%	4%
BB	29%	29%
B	55%	49%
CCC	13%	16%
	100%	100%
* Includes cash equivalents.

Asset allocation, corporate bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	10/31/07	10/31/06

Under 1 year	11%	12%
1-4.99 years	34%	47%
5-9.99 years	49%	32%
10-14.99 years	2%	2%
15 years or greater	4%	7%
	100%	100%

Weighted average effective maturity: 5.9 years and 5.68 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 92.5%
Consumer Discretionary 22.5%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	606,179	584,963
Affinia Group, Inc., 9.0%, 11/30/2014	1,184,000	1,107,040
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,743,000	1,703,782
American Achievement Corp., 8.25%, 4/1/2012	350,000	350,000
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	460,000	440,450
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	830,000	776,050
8.0%, 3/15/2014	345,000	336,375
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	565,000	539,575
Buffets, Inc., 12.5%, 11/1/2014	805,000	521,238
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	700,000	637,000
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	399,000	409,973
Caesars Entertainment, Inc., 8.875%, 9/15/2008	750,000	760,313
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	575,000	583,625
Carrols Corp., 9.0%, 1/15/2013	340,000	324,700
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	1,055,000	1,073,462
10.25%, 9/15/2010	3,541,000	3,611,820
11.0%, 10/1/2015	3,318,000	3,218,460
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	440,000	608,680
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	340,000	289,850
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	467,000	415,630
CSC Holdings, Inc.:
7.25%, 7/15/2008	590,000	591,475
7.875%, 12/15/2007	1,920,000	1,922,400
Series B, 8.125%, 7/15/2009	620,000	632,400
Series B, 8.125%, 8/15/2009	1,240,000	1,264,800
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	215,000	220,913
Dex Media East LLC/Financial, 12.125%, 11/15/2012	5,003,000	5,321,941
Dollar General Corp., 144A, 10.625%, 7/15/2015	685,000	657,600
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	532,000	532,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	973,000	992,460
7.125%, 2/1/2016	785,000	820,325
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	960,000	897,600
Foot Locker, Inc., 8.5%, 1/15/2022	220,000	209,000
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	2,505,000	1,991,475
General Motors Corp.:
7.2%, 1/15/2011	2,265,000	2,168,737
7.4%, 9/1/2025	625,000	518,750
8.375%, 7/15/2033	1,560,000	1,419,600
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	3,915,000	4,189,050
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	690,000	686,550
Group 1 Automotive, Inc., 8.25%, 8/15/2013	345,000	345,000
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	1,045,000	1,050,225
Hertz Corp.:
8.875%, 1/1/2014	1,635,000	1,684,050
10.5%, 1/1/2016	360,000	387,000
Idearc, Inc., 8.0%, 11/15/2016	3,435,000	3,443,587
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	450,000	452,250
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	660,000	671,550
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,045,000	927,437
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	1,245,000	1,257,450
Jarden Corp., 7.5%, 5/1/2017	570,000	541,500
Kabel Deutschland GmbH, 10.625%, 7/1/2014	345,000	374,325
Liberty Media LLC:
5.7%, 5/15/2013	150,000	140,609
8.25%, 2/1/2030	850,000	835,567
8.5%, 7/15/2029	1,135,000	1,131,643
Majestic Star Casino LLC, 9.5%, 10/15/2010	130,000	128,050
Mediacom Broadband LLC, 8.5%, 10/15/2015	50,000	49,250
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	345,000	360,525
Metaldyne Corp.:
10.0%, 11/1/2013	520,000	483,600
11.0%, 6/15/2012	235,000	200,925
MGM MIRAGE:
6.75%, 9/1/2012	290,000	285,650
8.375%, 2/1/2011	600,000	627,000
Michaels Stores, Inc., 10.0%, 11/1/2014	1,025,000	1,032,687
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,135,000	1,163,375
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,830,000	1,628,700
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	790,000	679,400
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,730,000	1,682,425
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	729,000	758,160
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	455,000	439,075
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	565,000	550,875
Quiksilver, Inc., 6.875%, 4/15/2015	915,000	853,238
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	500,000	445,625
Sabre Holdings Corp., 8.35%, 3/15/2016	625,000	567,188
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	820,000	801,550
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	565,000	567,825
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	2,225,000	1,796,687
7.875%, 1/15/2014	450,000	430,875
Sinclair Television Group, Inc., 8.0%, 3/15/2012	351,000	360,653
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	1,030,000	1,023,562
Six Flags, Inc., 9.75%, 4/15/2013	320,000	263,200
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	680,000	686,800
Station Casinos, Inc., 6.5%, 2/1/2014	1,405,000	1,173,175
The Bon-Ton Stores, Inc., 10.25%, 3/15/2014 (b)	480,000	420,000
Toys "R" Us, Inc., 7.375%, 10/15/2018	570,000	444,600
Travelport LLC:
9.875%, 9/1/2014	280,000	288,400
10.246%**, 9/1/2014	520,000	522,600
11.875%, 9/1/2016	280,000	302,400
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	1,515,000	1,283,962
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	385,000	375,375
United Components, Inc., 9.375%, 6/15/2013	110,000	112,200
Unity Media GmbH, 144A, 10.375%, 2/15/2015	430,000	451,500
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	2,655,000	2,601,900
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	670,000	970,528
144A, 8.0%, 11/1/2016 EUR	335,000	481,624
Vitro SAB de CV:
8.625%, 2/1/2012	445,000	443,888
9.125%, 2/1/2017	905,000	893,688
Series A, 11.75%, 11/1/2013	260,000	281,450
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	452,000	450,870
XM Satellite Radio, Inc., 9.75%, 5/1/2014	1,350,000	1,363,500
Young Broadcasting, Inc., 8.75%, 1/15/2014	3,262,000	2,813,475
		90,114,290
Consumer Staples 3.5%
Alliance One International, Inc., 8.5%, 5/15/2012	355,000	353,225
Belvedere SA, 144A, 7.756%**, 5/15/2013 EUR	335,000	490,117
Del Laboratories, Inc., 8.0%, 2/1/2012	600,000	576,000
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	199,118
9.0%, 4/15/2031	1,542,000	1,866,431
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	800,000	770,000
Harry & David Holdings, Inc., 10.621%**, 3/1/2012	730,000	709,925
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	2,684,000	2,522,960
Pierre Foods, Inc., 9.875%, 7/15/2012	395,000	327,850
Pilgrim's Pride Corp., 7.625%, 5/1/2015	285,000	286,425
Rite Aid Corp., 7.5%, 3/1/2017	1,160,000	1,078,800
Smithfield Foods, Inc., 7.75%, 7/1/2017	790,000	813,700
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	350,000	472,770
Viskase Companies, Inc., 11.5%, 6/15/2011	3,445,000	3,445,000
		13,912,321
Energy 7.4%
Belden & Blake Corp., 8.75%, 7/15/2012	3,014,000	3,074,280
Chaparral Energy, Inc., 8.5%, 12/1/2015	820,000	764,650
Chesapeake Energy Corp.:
6.25%, 1/15/2018	435,000	419,775
6.875%, 1/15/2016	2,159,000	2,148,205
7.75%, 1/15/2015	325,000	333,125
Cimarex Energy Co., 7.125%, 5/1/2017	565,000	564,294
Complete Production Services, Inc., 8.0%, 12/15/2016	1,040,000	1,008,800
Delta Petroleum Corp., 7.0%, 4/1/2015	1,515,000	1,310,475
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	230,000	224,250
8.375%, 5/1/2016	1,265,000	1,268,162
Energy Partners Ltd., 9.75%, 4/15/2014	570,000	564,300
Frontier Oil Corp., 6.625%, 10/1/2011	490,000	487,550
Mariner Energy, Inc.:
7.5%, 4/15/2013	215,000	209,088
8.0%, 5/15/2017	450,000	444,375
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	875,000	868,437
144A, 8.25%, 12/15/2014	695,000	696,737
Plains Exploration & Production Co., 7.0%, 3/15/2017	340,000	323,000
Quicksilver Resources, Inc., 7.125%, 4/1/2016	430,000	423,550
Sabine Pass LNG LP:
7.25%, 11/30/2013	170,000	166,600
7.5%, 11/30/2016	1,895,000	1,857,100
Stone Energy Corp., 6.75%, 12/15/2014	2,005,000	1,852,119
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	570,000	623,375
Tesoro Corp., 144A, 6.5%, 6/1/2017	900,000	888,750
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	445,000	366,013
Whiting Petroleum Corp.:
7.0%, 2/1/2014	670,000	659,113
7.25%, 5/1/2012	995,000	982,562
7.25%, 5/1/2013	225,000	221,063
Williams Companies, Inc.:
8.125%, 3/15/2012	2,110,000	2,273,525
8.75%, 3/15/2032	3,337,000	3,887,605
Williams Partners LP, 7.25%, 2/1/2017	580,000	598,125
		29,509,003
Financials 13.8%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,780,000	1,575,300
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,765,000	1,314,925
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	345,000	322,575
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	565,000	716,126
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,970,000	3,296,700
E*TRADE Financial Corp.:
7.375%, 9/15/2013	600,000	561,000
7.875%, 12/1/2015	1,565,000	1,486,750
8.0%, 6/15/2011	1,077,000	1,023,150
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,654,531	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	4,400,000	4,092,928
7.375%, 10/28/2009	8,215,000	7,922,990
7.875%, 6/15/2010	2,170,000	2,091,954
7.993%**, 1/13/2012	540,000	499,919
GMAC LLC:
6.875%, 9/15/2011	8,555,000	7,884,391
8.0%, 11/1/2031	1,260,000	1,164,641
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	1,135,000	1,154,862
144A, 8.875%, 4/1/2015 (PIK)	1,065,000	1,072,987
144A, 9.75%, 4/1/2017	845,000	859,788
Hexion US Finance Corp., 9.75%, 11/15/2014	685,000	751,788
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	450,000	432,000
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	660,000	636,900
iPayment, Inc., 9.75%, 5/15/2014	645,000	619,200
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	630,000	607,950
144A, 10.0%, 5/1/2015	465,000	444,075
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	570,000	545,775
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	700,000	567,000
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015 (c)	1,120,000	1,120,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	585,000	555,750
144A, 7.0%, 5/1/2017	550,000	517,000
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	455,000	432,250
Realogy Corp., 144A, 12.375%, 4/15/2015	455,000	332,150
Residential Capital LLC:
6.224%**, 6/9/2008	225,000	201,375
7.125%, 11/21/2008	1,130,000	952,025
7.8%**, 11/21/2008	1,755,000	1,478,587
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	390,000	323,700
Tropicana Entertainment LLC, 144A, 9.625%, 12/15/2014	2,980,000	2,235,000
U.S.I. Holdings Corp.:
144A, 9.433%**, 11/15/2014	345,000	320,850
144A, 9.75%, 5/15/2015	455,000	401,538
UCI Holdco, Inc., 144A, 12.694%**, 12/15/2013 (PIK)	759,547	744,356
Universal City Development Partners, 11.75%, 4/1/2010	2,780,000	2,919,000
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	470,000	440,625
Series B, 9.75%, 2/15/2017	340,000	314,500
		54,934,380
Health Care 4.7%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	910,000	857,675
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	895,000	921,850
Boston Scientific Corp., 6.0%, 6/15/2011	560,000	543,200
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	4,365,000	4,419,562
HCA, Inc.:
6.5%, 2/15/2016	1,180,000	1,007,425
9.125%, 11/15/2014	895,000	926,325
9.25%, 11/15/2016	2,075,000	2,183,937
HEALTHSOUTH Corp., 10.75%, 6/15/2016	770,000	812,350
IASIS Healthcare LLC:
8.75%, 6/15/2014	450,000	454,500
Omnicare, Inc., 6.125%, 6/1/2013	225,000	211,500
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	565,000	574,888
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	570,000	585,675
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	685,000	654,175
Tenet Healthcare Corp., 9.25%, 2/1/2015	782,000	688,160
The Cooper Companies, Inc., 7.125%, 2/15/2015	1,145,000	1,133,550
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	395,000	401,913
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	570,000	444,600
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,785,000	1,740,375
		18,561,660
Industrials 11.5%
Actuant Corp., 144A, 6.875%, 6/15/2017	450,000	450,000
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	800,000	722,000
Allied Security Escrow Corp., 11.375%, 7/15/2011	950,000	907,250
Allison Transmission, 144A, 11.0%, 11/1/2015	1,135,000	1,156,281
American Color Graphics, Inc., 10.0%, 6/15/2010	1,055,000	720,038
American Railcar Industries, Inc., 7.5%, 3/1/2014	640,000	632,000
ARAMARK Corp.:
8.5%, 2/1/2015	915,000	926,437
8.856%**, 2/1/2015	785,000	788,925
Baldor Electric Co., 8.625%, 2/15/2017	570,000	594,225
Belden, Inc., 7.0%, 3/15/2017	585,000	593,775
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	605,000	591,388
144A, 6.75%, 5/1/2012	100,000	100,750
144A, 8.0%, 11/15/2014	370,000	384,800
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	675,000	695,250
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,862,000	1,750,280
Building Materials Corp. of America, 7.75%, 8/1/2014	785,000	675,100
Cenveo Corp., 7.875%, 12/1/2013	1,457,000	1,365,937
Congoleum Corp., 8.625%, 8/1/2008*	1,188,000	1,015,740
DRS Technologies, Inc.:
6.625%, 2/1/2016	295,000	292,050
6.875%, 11/1/2013	1,625,000	1,625,000
7.625%, 2/1/2018	1,940,000	1,983,650
Education Management LLC, 8.75%, 6/1/2014	550,000	567,875
Esco Corp.:
144A, 8.625%, 12/15/2013	1,130,000	1,149,775
144A, 9.569%**, 12/15/2013	560,000	560,000
General Cable Corp.:
7.125%, 4/1/2017	590,000	590,000
7.606%**, 4/1/2015	875,000	864,062
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	450,000	436,500
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	565,000	514,150
Iron Mountain, Inc., 8.75%, 7/15/2018	415,000	435,750
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,930,000	1,486,100
8.875%, 4/1/2012	2,135,000	1,558,550
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	450,000	450,000
7.625%, 12/1/2013	1,520,000	1,550,400
9.375%, 5/1/2012	1,360,000	1,441,600
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	400,000	405,000
9.5%, 10/1/2008	3,889,000	3,976,502
Lamar Media Corp., 144A, 6.625%, 8/15/2015	450,000	430,875
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	1,050,000	1,055,250
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	920,000	972,900
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	345,000	327,750
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	2,145,000	2,145,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	133,000	146,300
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	515,000	531,738
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	455,000	290,063
Sally Holdings LLC, 9.25%, 11/15/2014	685,000	688,425
Ship Finance International Ltd., 8.5%, 12/15/2013	542,000	554,195
Terex Corp., 7.375%, 1/15/2014	310,000	311,550
Titan International, Inc., 8.0%, 1/15/2012	1,920,000	1,920,000
TransDigm, Inc., 7.75%, 7/15/2014	345,000	351,038
U.S. Concrete, Inc., 8.375%, 4/1/2014	630,000	573,300
United Rentals North America, Inc., 7.0%, 2/15/2014	1,160,000	1,229,600
Xerox Capital Trust I, 8.0%, 2/1/2027	430,000	423,374
		45,908,498
Information Technology 3.3%
Alion Science & Technology Corp., 10.25%, 2/1/2015	465,000	434,775
First Data Corp., 144A, 9.875%, 9/24/2015	1,245,000	1,192,088
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	565,000	534,631
L-3 Communications Corp.:
5.875%, 1/15/2015	1,905,000	1,857,375
Series B, 6.375%, 10/15/2015	885,000	885,000
Lucent Technologies, Inc., 6.45%, 3/15/2029	2,924,000	2,441,540
MasTec, Inc., 7.625%, 2/1/2017	805,000	780,850
Sanmina-SCI Corp.:
8.125%, 3/1/2016	340,000	298,350
144A, 8.444%**, 6/15/2010	470,000	470,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	1,080,000	1,061,100
SunGard Data Systems, Inc., 10.25%, 8/15/2015	2,050,000	2,137,125
Unisys Corp., 7.875%, 4/1/2008	545,000	542,275
Vangent, Inc., 144A, 9.625%, 2/15/2015	455,000	420,875
		13,055,984
Materials 11.2%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	325,000	322,563
ARCO Chemical Co., 9.8%, 2/1/2020	4,987,000	4,887,260
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,135,000	754,775
Cascades, Inc., 7.25%, 2/15/2013	1,716,000	1,664,520
Chemtura Corp., 6.875%, 6/1/2016	985,000	940,675
Clondalkin Acquisition BV:
144A, 6.73%**, 12/15/2013 EUR	90,000	125,806
144A, 7.694%**, 12/15/2013	605,000	579,287
CPG International I, Inc.:
10.5%, 7/1/2013	1,625,000	1,625,000
12.13%**, 7/1/2012	365,000	365,000
Equistar Chemical LP, 10.625%, 5/1/2011	754,000	787,930
Exopack Holding Corp., 11.25%, 2/1/2014	1,875,000	1,898,437
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	905,000	990,975
GEO Specialty Chemicals, Inc., 144A, 13.728%**, 12/31/2009 (f)	3,005,000	2,464,100
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	405,000	394,875
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	570,000	535,800
Hexcel Corp., 6.75%, 2/1/2015	2,370,000	2,328,525
Huntsman LLC, 11.625%, 10/15/2010	2,810,000	2,978,600
Innophos, Inc., 8.875%, 8/15/2014	255,000	256,913
Jefferson Smurfit Corp., 8.25%, 10/1/2012	850,000	850,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,575,000	1,350,562
Lyondell Chemical Co.:
6.875%, 6/15/2017	2,805,000	3,085,500
10.5%, 6/1/2013	365,000	393,288
Massey Energy Co.:
6.625%, 11/15/2010	185,000	180,375
6.875%, 12/15/2013	810,000	765,450
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	805,000	744,625
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	280,000	217,000
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	680,000	663,000
Mueller Water Products, Inc., 7.375%, 6/1/2017	560,000	520,800
Neenah Foundry Co., 9.5%, 1/1/2017	160,000	147,200
NewMarket Corp., 7.125%, 12/15/2016	1,390,000	1,393,475
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	680,000	955,463
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	5
Radnor Holdings Corp., 11.0%, 3/15/2010*	290,000	2,175
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	705,000	1,019,950
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	1,145,000	1,137,844
8.375%, 7/1/2012	565,000	565,000
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	900,000	861,750
144A, 7.375%, 11/1/2012	210,000	210,000
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	1,900,000	1,900,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	1,030,000	1,089,225
TriMas Corp., 9.875%, 6/15/2012	1,206,000	1,239,165
Witco Corp., 6.875%, 2/1/2026	490,000	402,413
Wolverine Tube, Inc., 10.5%, 4/1/2009	980,000	945,700
		44,541,006
Telecommunication Services 6.4%
American Cellular Corp., Series B, 10.0%, 8/1/2011	140,000	147,000
BCM Ireland Preferred Equity Ltd., 144A, 10.814%, 2/15/2017 (PIK) EUR	596,688	847,245
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	2,170,000	1,779,400
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	1,360,000	1,441,600
10.125%, 6/15/2013	450,000	478,125
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	1,144,000	1,146,860
8.375%, 1/15/2014	658,000	659,645
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	1,365,000	1,354,762
Dobson Cellular Systems, 9.875%, 11/1/2012	890,000	963,425
Embratel, Series B, 11.0%, 12/15/2008	244,000	258,103
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	279,000	277,605
Insight Midwest LP, 9.75%, 10/1/2009	275,000	275,344
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	110,000	111,650
9.25%, 6/15/2016	335,000	347,563
11.25%, 6/15/2016	1,060,000	1,139,500
Intelsat Corp., 9.0%, 6/15/2016	390,000	398,775
Intelsat Ltd., 5.25%, 11/1/2008	445,000	438,881
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	1,195,000	1,203,962
iPCS, Inc., 7.481%**, 5/1/2013	280,000	273,000
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	1,310,000	1,300,175
Millicom International Cellular SA, 10.0%, 12/1/2013	910,000	979,388
Nortel Networks Ltd.:
144A, 9.493%**, 7/15/2011	1,055,000	1,041,812
144A, 10.125%, 7/15/2013	220,000	224,400
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	420,000	401,625
Qwest Corp., 7.25%, 9/15/2025	200,000	199,000
Rural Cellular Corp., 9.875%, 2/1/2010	1,000,000	1,042,500
Stratos Global Corp., 9.875%, 2/15/2013	450,000	472,500
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	1,242,000	1,302,547
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,249,000	1,335,937
Virgin Media Finance PLC
8.75%, 4/15/2012	1,370,000	1,414,525
8.75%, 4/15/2012 EUR	965,000	1,418,818
West Corp., 9.5%, 10/15/2014	675,000	693,563
		25,369,235
Utilities 8.2%
AES Corp.:
144A, 8.0%, 10/15/2017	1,130,000	1,139,887
144A, 8.75%, 5/15/2013	5,583,000	5,904,022
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	4,374,000	4,745,790
CMS Energy Corp., 8.5%, 4/15/2011	2,680,000	2,873,619
Edison Mission Energy, 144A, 7.0%, 5/15/2017	1,015,000	992,163
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,700,000	1,719,125
Mirant Americas Generation LLC, 8.3%, 5/1/2011	895,000	905,069
Mirant North America LLC, 7.375%, 12/31/2013	420,000	425,775
NRG Energy, Inc.:
7.25%, 2/1/2014	1,815,000	1,815,000
7.375%, 2/1/2016	3,780,000	3,770,550
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	2,245,000	2,390,849
Regency Energy Partners LP, 8.375%, 12/15/2013	790,000	831,475
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	1,125,000	1,134,844
Sierra Pacific Resources:
6.75%, 8/15/2017	1,345,000	1,301,099
8.625%, 3/15/2014	249,000	263,269
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	2,495,000	2,507,475
		32,720,011
Total Corporate Bonds (Cost $377,309,106)		368,626,388

Senior Bank Loans** 6.4%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 6.388%, 4/2/2014	339,150	328,976
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 7.013%, 12/14/2013	455,000	434,753
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 11.888%, 6/4/2010*	700,000	70,000
Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.888%, 4/11/2015	905,000	907,774
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	105,818	132,867
Term Loan B, 7.74%, 1/13/2011	750,086	722,026
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 7/6/2014	565,000	544,637
Energy Future Holdings Corp.:
Term Loan B3, LIBOR plus 3.5%, 8.138%, 10/10/2014	3,405,000	3,407,145
Term Loan B1, LIBOR plus 3.5%, 8.138%, 10/10/2014	5,210,000	5,210,000
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 9/17/2014	1,825,000	1,759,729
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/16/2013	340,000	329,800
Golden Nugget, 8.3%, 6/16/2014	665,000	626,762
HCA, Inc., Term Loan A1, 7.494%, 11/18/2012	1,885,110	1,825,720
IASIS Healthcare LLC, 10.315%, 6/15/2014	527,175	513,995
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.888%, 5/7/2013	339,150	328,976
Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	101,873	99,834
Letter of Credit, 7.5%, 4/1/2014	62,333	61,087
Term Loan B, 8.0%, 4/1/2014	192,000	188,160
Rail America, Inc., 7.81%, 10/2/2008	860,000	854,625
Riverdeep Bank, 12.403%, 12/15/2007	685,497	682,069
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/30/2014	549,071	522,647
Symbion, Inc.:
Term Loan A, 8.003%, 8/23/2013	275,000	267,438
Term Loan B, 8.003%, 8/23/2014	275,000	267,094
Telesat Canada, Inc.:
Delay Draw, LIBOR plus 3.0%, 7.638%, 10/31/2014	1,556,929	1,545,944
Term Loan B, LIBOR plus 3.0%, 7.638%, 10/31/2014	1,685,000	1,647,087
Tribune Co., Term Loan B, 8.244%, 5/24/2014	1,127,175	1,049,783
The Toy Bank, 9.76%, 7/1/2012	1,000,000	1,004,380
Wesco Aircraft, LIBOR plus 2.25%, 6.888%, 9/29/2013	243,125	240,618
Total Senior Bank Loans (Cost $26,272,486)		25,573,926
	Shares	Value ($)

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	1,230	0
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	648	0
Total Warrants (Cost $11,461)		0
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,219,000	1,060,530
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,935,000	1,122,300
Total Other Investments (Cost $2,743,053)		2,182,830
	Shares	Value ($)

Convertible Preferred Stocks 0.0%
ION Media Networks, Inc.:
144A, 12.0%	3	18,150
144A, 12.0%	40,000	2,420
Series AI, 144A, 12.0%	40,000	2,420
Total Convertible Preferred Stocks (Cost $52,522)		22,990

Common Stocks 0.0%
NEON Communications Group, Inc.*	573	2,951
GEO Specialty Chemicals, Inc.*	18,710	15,903
GEO Specialty Chemicals, Inc. 144A*	1,703	1,448
Total Common Stocks (Cost $215,108)		20,302

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 5.26% (d) (e) (Cost $2,668,500)	2,668,500	2,668,500

Cash Equivalents 1.8%
Cash Management QP Trust, 5.06% (d) (Cost $7,182,396)	7,182,396	7,182,396
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $416,454,632)+	101.9	406,277,332
Other Assets and Liabilities, Net	(1.9)	(7,421,624)
Net Assets	100.0	398,855,708
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.
Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	11.888%	6/4/2010	700,000	USD	708,969	70,000
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,123,720	1,015,740
Eaton Vance Corp., CDO II	13.68%	7/15/2012	2,654,531	USD	2,037,287	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	279,000	USD	193,815	277,605
Radnor Holdings Corp.	11.0%	3/15/2010	290,000	USD	200,409	2,175
					4,189,175	1,365,520
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2007.
+ The cost for federal income tax purposes was $417,176,361. At October 31, 2007, net unrealized depreciation for all securities based on tax cost was $10,899,029. This consisted of aggregate gross unrealized depreciation for all securities in which there was an excess of value over tax cost of $5,101,861 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,000,890.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2007 amounted to $2,568,500 which is 0.6% of net assets.
(c) Delayed delivery security.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.
(f) Security has a deferred interest payment of $93,496 from April 1, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At October 31, 2007 the Fund had unfunded loan commitments of $474,992, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Bausch & Lomb, Inc. Term Delay Draw, 4/11/2015	224,438	225,703	1,265
Longview Power LLC, Term Delay Draw, 4/1/2014	120,145	121,319	1,174
Telesat Canada, Inc., Term Delay Draw, 10/31/2014	130,409	132,132	1,723
Total	474,992	479,154	4,162

At October 31, 2007, open credit default swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/9/2007 12/20/2008	565,000[4]	Fixed — 3.1%	Ford Motor Co.	(147)
10/10/2007 12/20/2008	340,000[1]	Fixed — 3.15%	Ford Motor Co.	80
10/23/2007 12/20/2008	1,300,000[2]	Fixed — 3.4%	Ford Motor Co.	2,595
10/9/2007 12/20/2008	595,000[3]	Fixed — 2.6%	General Motors Corp.	643
10/5/2007 12/20/2008	565,000[1]	Fixed — 3.2%	General Motors Corp.	4,736
10/23/2007 12/20/2008	1,120,000[2]	Fixed — 3.0%	General Motors Corp.	4,353
10/23/2007 12/20/2009	640,000[2]	Fixed — 4.65%	Ford Motor Co.	3,186
Total net unrealized appreciation				15,446
Counterparties: [1] JP Morgan Chase [2] Morgan Stanley [3] Citigroup Global Markets, Inc. [4] Goldman Sachs and Co.

As of October 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
EUR	4,813,375	USD	6,841,423	11/28/2007	$ (134,266)
EUR	342,000	USD	485,613	11/28/2007	$ (10,024)
Total net unrealized depreciation					(144,290)
Currency Abbreviations
EUR Euro USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $406,603,736) — including $2,568,500 of securities loaned	$ 396,426,436
Investment in Daily Assets Fund Institutional (cost $2,668,500)*	2,668,500
Investment in Cash Management QP Trust (cost $7,182,396)	7,182,396
Total investments, at value (cost $416,454,632)	406,277,332
Cash	2,285,388
Foreign currency, at value (cost $404)	411
Receivable for investments sold	2,324,466
Interest receivable	8,369,709
Receivable for Fund shares sold	784,000
Foreign taxes recoverable	15,087
Unrealized appreciation on credit default swap contracts	15,446
Unrealized appreciation on unfunded loan commitments	4,162
Other assets	31,173
Total assets	420,107,174
Liabilities
Payable upon return of securities loaned	2,668,500
Payable for investments purchased	15,487,077
Payable for when-issued securities	1,120,000
Payable for Fund shares redeemed	874,032
Distributions payable	465,839
Unrealized depreciation on forward foreign currency exchange contracts	144,290
Accrued management fee	116,205
Other accrued expenses and payables	375,523
Total liabilities	21,251,466
Net assets, at value	$ 398,855,708
Net Assets consist of
Undistributed net investment income	268,553
Net unrealized appreciation (depreciation) on: Investments	(10,177,300)
Credit default swap contracts	15,446
Unfunded loan commitments	4,162
Foreign currency	(140,260)
Accumulated net realized gain (loss)	(84,343,123)
Paid-in capital	493,228,230
Net assets, at value	$ 398,855,708
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($28,474,145 ÷ 3,795,983 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.50
Maximum offering price per share (100 ÷ 95.50 of $7.50)	$ 7.85

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,708,793 ÷ 627,082 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.51

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($10,654,287 ÷ 1,418,946 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.51
Class S Net Asset Value, offering and redemption price(a) per share ($310,236,340 ÷ 41,325,787 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.51

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($44,782,143 ÷ 5,970,475 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 7.50
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $2,928)	$ 35,173,409
Interest — Cash Management QP Trust	575,392
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,978
Dividends	447
Total Income	35,787,226
Expenses: Management fee	2,092,952
Administration fee	417,791
Custodian fee	19,937
Services to shareholders	775,430
Distribution and service fees	223,765
Professional fees	144,847
Trustees' fees and expenses	19,679
Reports to shareholders	71,343
Registration fees	106,575
Other	79,263
Total expenses before expense reductions	3,951,582
Expense reductions	(884,536)
Total expenses after expense reductions	3,067,046
Net investment income (loss)	32,720,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	976,336
Foreign currency	(588,680)
387,656
Change in net unrealized appreciation (depreciation) on: Investments	(9,387,150)
Credit default swaps	15,446
Unfunded loan commitments	4,162
Foreign currency	(127,074)
(9,494,616)
Net gain (loss)	(9,106,960)
Net increase (decrease) in net assets resulting from operations	$ 23,613,220

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ 32,720,180	$ 31,311,589
Net realized gain (loss)	387,656	(3,649,320)
Change in net unrealized appreciation (depreciation)	(9,494,616)	8,679,971
Net increase (decrease) in net assets resulting from operations	23,613,220	36,342,240
Distributions to shareholders from: Net investment income: Class A	(2,352,948)	(2,014,772)
Class B	(383,176)	(450,672)
Class C	(791,653)	(699,245)
Investment Class	—	(8,809,918)
Class AARP	—	(3,674,143)
Class S	(25,294,581)	(11,181,116)
Institutional Class	(4,020,165)	(3,599,934)
Premier Class	—	(1,023,239)
Fund share transactions: Proceeds from shares sold	104,836,244	120,028,739
Reinvestment of distributions	23,784,189	21,843,629
Cost of shares redeemed	(139,565,568)	(114,901,430)
Redemption fees	29,214	80,346
Net increase (decrease) in net assets from Fund share transactions	(10,915,921)	27,051,284
Increase (decrease) in net assets	(20,145,224)	31,940,485
Net assets at beginning of period	419,000,932	387,060,447
Net assets at end of period (including undistributed net investment income of $268,553 and $713,693, respectively)	$ 398,855,708	$ 419,000,932

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005a
Selected Per Share Data
Net asset value, beginning of period	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.59	.59	.28
Net realized and unrealized gain (loss) on	(.16)	.09	.11
Total from investment operations	.43	.68	.39
Less distributions from: Net investment income	(.60)	(.59)	(.27)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 7.50	$ 7.67	$ 7.58
Total Return (%)[c,d]	5.67	9.38	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	29	24
Ratio of expenses before expense reductions (%)	1.06	1.07	1.10*
Ratio of expenses after expense reductions (%)	.85	.89	.93*
Ratio of net investment income (%)	7.72	7.76	7.77*
Portfolio turnover rate (%)	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005a
Selected Per Share Data
Net asset value, beginning of period	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.53	.53	.25
Net realized and unrealized gain (loss)	(.16)	.09	.11
Total from investment operations	.37	.62	.36
Less distributions from: Net investment income	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	4.90	8.48	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	6	7
Ratio of expenses before expense reductions (%)	1.89	1.90	1.86*
Ratio of expenses after expense reductions (%)	1.68	1.67	1.69*
Ratio of net investment income (%)	6.89	6.98	7.01*
Portfolio turnover rate (%)	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.53	.53	.25
Net realized and unrealized gain (loss)	(.16)	.09	.11
Total from investment operations	.37	.62	.36
Less distributions from: Net investment income	(.53)	(.53)	(.24)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c,d]	4.95	8.50	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	11	9
Ratio of expenses before expense reductions (%)	1.85	1.85	1.86*
Ratio of expenses after expense reductions (%)	1.64	1.66	1.69*
Ratio of net investment income (%)	6.93	6.99	7.01*
Portfolio turnover rate (%)	75	100	109[e]
[a] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total returns would have been lower had certain operating expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.67	$ 7.58	$ 7.46
Income (loss) from investment operations: Net investment income (loss)[b]	.61	.61	.29
Net realized and unrealized gain (loss)	(.16)	.09	.11
Total from investment operations	.45	.70	.40
Less distributions from: Net investment income	(.61)	(.61)	(.28)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 7.51	$ 7.67	$ 7.58
Total Return (%)[c]	5.94	9.62	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	310	316	131
Ratio of expenses before expense reductions (%)	.91	.84	.83*
Ratio of expenses after expense reductions (%)	.70	.64	.66*
Ratio of net investment income (%)	7.87	8.01	8.04*
Portfolio turnover rate (%)	75	100	109[d]
[a] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain operating expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 7.67	$ 7.58	$ 7.75	$ 7.42	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[a]	.62	.62	.62	.63	.66
Net realized and unrealized gain (loss)	(.17)	.09	(.18)	.31	1.10
Total from investment operations	.45	.71	.44	.94	1.76
Less distributions from: Net investment income	(.62)	(.62)	(.60)	(.61)	(.66)
Net realized gain on investment transactions	.00	—	(.01)	—	—
Total distributions	(.62)	(.62)	(.61)	(.61)	(.66)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.50	$ 7.67	$ 7.58	$ 7.75	$ 7.42
Total Return (%)[b]	6.03	9.74	5.88	13.27	28.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	56	44	33	18
Ratio of expenses before expense reductions (%)	.78	.77	.80	.72	.68
Ratio of expenses after expense reductions (%)	.54	.55	.59	.59	.62
Ratio of net investment income (%)	8.03	8.10	8.04	8.33	9.48
Portfolio turnover rate (%)	75	100	109[c]	152[c]	143
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $83,621,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($12,891,000), October 31, 2009 ($31,238,000), October 31, 2010 ($32,488,000), October 31, 2011 ($3,345,000), October 31,2014 ($3,659,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2007, the Fund utilized $200,000 and lost, through expiration, $4,843,000 of prior year capital loss carryforward.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared daily and distributed monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 694,146
Capital loss carryforwards	$ (83,621,000)
Net unrealized appreciation (depreciation) on investments	$ (10,899,029)

In addition, during the year ended October 31, 2007, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income*	$ 32,842,523	$ 31,453,039
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 60 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $315,890,634 and $301,647,454, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee, based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	.50%
Next $1.5 billion of such net assets	.49%
Next $2.5 billion of such net assets	.48%
Next $5 billion of such net assets	.47%
Over $10 billion of such net assets	.46%

For the period from November 1, 2006 through May 15, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Class S	.80%
Institutional Class	.65%

For the period from November 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Institutional Class shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses at 0.50%.

In addition, for the period from November 1, 2006, to July 19, 2007, the Advisor agreed to voluntarily waive 0.22% of its management fee.

For the period July 20, 2007 through September 30, 2007, the Advisor agreed to voluntarily waive 0.19% of its management fee.

Effective October 1, 2007 through May 11, 2010, the Advisor agrees to contractually waive 0.12% of its management fee.

Accordingly, for the year ended October 31, 2007, the Advisor waived a portion of its management fee aggregating $861,351 and the amount charged aggregated $1,231,601 which was equivalent to an annual effective rate of 0.29% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2007, the Advisor received an Administration Fee of $417,791, of which $34,100 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Service Provider Fee	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 36,275	$ —	$ 6,258
Class B	9,026	—	1,604
Class C	13,766	—	2,032
Class S	226,330	—	39,621
Institutional Class	24,205	15,930	—
	$ 309,602	$ 15,930	$ 49,515

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2007
Class B	$ 41,760	$ 2,935
Class C	85,683	6,785
	$ 127,443	$ 9,720

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 55,503	$ 4,067.18%
Class B	13,638	1,005.24%
Class C	27,181	2,154.24%
	$ 96,322	$ 7,226

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2007 aggregated $13,801.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $17,163 and $1,609, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A. For the year ended October 31, 2007, DWS-SDI received $19 for Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $31,584, of which $12,465 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended October 31, 2007, the Fund's custodian fee was reduced by $7,255 for custody credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,299,681	$ 10,088,949	1,327,408	$ 10,098,462
Class B	86,769	667,435	171,178	1,302,070
Class C	390,447	2,985,988	664,608	5,057,471
Investment Class*	—	—	7,797,947	59,379,096
Class AARP*	—	—	1,341,008	10,207,308
Class S	9,137,035	70,337,581	2,614,813	19,899,000
Institutional Class	2,726,469	20,756,291	1,533,718	11,682,979
Premier Class*	—	—	314,383	2,402,353
		$ 104,836,244		$ 120,028,739
Shares issued to shareholders in reinvestment of distributions
Class A	177,345	$ 1,362,116	151,659	$ 1,152,607
Class B	22,330	171,862	26,443	201,085
Class C	49,150	378,579	41,623	316,496
Investment Class*	—	—	1,019,298	7,747,149
Class AARP*	—	—	214,416	1,630,049
Class S	2,390,324	18,384,168	890,350	6,768,750
Institutional Class	453,004	3,487,464	404,450	3,075,131
Premier Class*	—	-	125,416	952,362
		$ 23,784,189		$ 21,843,629
Shares redeemed
Class A	(1,431,372)	$ (11,004,187)	(925,102)	$ (7,053,220)
Class B	(294,453)	(2,266,317)	(293,347)	(2,231,934)
Class C	(508,689)	(3,853,238)	(445,703)	(3,381,776)
Investment Class*	—	—	(3,226,413)	(24,628,246)
Class AARP*	—	—	(1,305,533)	(9,924,042)
Class S	(11,456,901)	(87,847,264)	(5,689,820)	(43,261,097)
Institutional Class	(4,535,205)	(34,594,562)	(1,849,615)	(14,095,760)
Premier Class*	—	—	(1,356,346)	(10,325,355)
		$ (139,565,568)		$ (114,901,430)
Shares converted*
Investment Class	—	$ —	(17,575,821)	$ (134,435,981)
Class AARP	—	—	(8,604,347)	(64,896,014)
Class S	—	—	26,180,154	199,331,995
Institutional Class	—	—	1,478,743	11,224,371
Premier Class	—	—	(1,479,912)	(11,224,371)
		$ —		$ —
Redemption fees		$ 29,214		$ 80,346
Net increase (decrease)
Class A	45,654	$ 467,489	553,965	$ 4,223,685
Class B	(185,354)	(1,426,993)	(95,726)	(727,798)
Class C	(69,092)	(487,992)	260,528	1,992,653
Investment Class*	—	—	(11,984,989)	(91,897,974)
Class AARP*	—	—	(8,354,456)	(62,974,326)
Class S	70,458	880,922	23,995,497	182,743,287
Institutional Class	(1,355,732)	(10,349,347)	1,567,296	11,886,768
Premier Class*	—	-	(2,396,459)	(18,195,011)
		$ (10,915,921)		$ 27,051,284
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares and Investment Class shares of the Fund into the Class S shares of the Fund and the conversion of Premier Class shares of the Fund into Institutional Class shares of the Fund. The Class AARP shares, Premier Class shares and Investment Class shares conversions were completed on July 14, 2006, August 18, 2006 and October 20, 2006, respectively, and these shares are no longer offered.

G. Credit Facility

The Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $25 million at any one time which is available until October 9, 2008. The Fund may borrow up to a maximum of 20% of its net assets under the agreement. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. There were no loans for the year ended October 31 2007.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS High Income Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS High Income Plus Fund (the "Fund") at October 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 27, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Taxpayers filing on a calendar year basis will receive tax information for the 2007 calendar year after year end.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be at the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 2nd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the three-year period ended December 31, 2006 and has underperformed its benchmark in the one- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	73
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHBX	SGHCX	SGHSX	MGHYX
CUSIP Number	23339E 699	23339E 681	23339E 673	23339E 665	23339E 640
Fund Number	416	616	716	2100	596

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS High Income Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$60,375	$0	$0	$0
2006	$62,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$11,930	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$11,930	$0	$11,930

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007